UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 30, 2018

GTT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

At our 2018 Annual Meeting of Stockholders held on May 30, 2018, our stockholders voted on five proposals:

1.              To elect nine nominees set forth in the 2018 Proxy Statement to the Board of Directors, to serve for a one-year term expiring at the 2019 Annual Meeting or until their successors are duly elected and qualified or their earlier resignation or removal;

2.              To approve a non-binding advisory resolution approving the compensation of our named executive officers;

3.              To approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of certain shares of our common stock issuable to The Spruce House Partnership LP and to Acacia Partners LP and certain investment funds affiliated with Acacia Partners, L.P.;

4.              To approve our 2018 Stock Option and Incentive Plan; and

5.              To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2018.

At the close of business on April 2, 2018, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 44,805,696 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

The final vote tabulation for the proposals presented at the Annual Meeting, as received from American Stock Transfer in its capacity as the independent inspector of elections, is as follows:

The holders of 43,163,520 shares of our common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

1.              Election of Directors.  At the Annual Meeting, each of the persons identified below was elected as a director, with the final voting results as specified below.

Nominee for Director	Votes For	Votes Withheld	Broker-Non Votes
Richard D. Calder, Jr.	35,314,513	72,535	7,776,472
H. Brian Thompson	35,075,794	311,254	7,776,472
S. Joseph Bruno	35,271,155	115,893	7,776,472
Rhodric C. Hackman	34,777,171	609,877	7,776,472
Howard E. Janzen	35,204,201	182,847	7,776,472
Nick Adamo	35,289,875	97,173	7,776,472
Theodore B. Smith, III	35,244,748	142,300	7,776,472
Elizabeth Satin	35,358,352	28,696	7,776,472
Julius Erving	35,022,064	364,984	7,776,472

2.              Advisory vote on executive compensation.  The stockholders approved on a non-binding advisory basis the compensation of our named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
32,485,283	2,882,012	19,753	7,776,472

3.              Authorization of the Issue of Common Stock.  The stockholders approved, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of shares of common stock upon the conversion of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
35,249,402	117,321	20,325	7,776,472

4.              Approval of the 2018 Stock Option and Incentive Plan.  The stockholders voted to approve the 2018 Stock Option and Incentive Plan by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
31,694,895	1,169,765	2,522,388	7,776,472

5.              Ratification of independent registered public accounting firm.  The stockholders voted to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2018 by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
40,435,019	91,536	364,377	2,272,588

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: June 1, 2018	By:	/s/ Chris McKee
Chris McKee General Counsel and Secretary